Contingencies And Other Disclosures	12 Months Ended
Dec. 31, 2016
Commitments And Contingencies Disclosure Abstract
Contingencies And Other Disclosures

Note 17 – Contingencies and Other Disclosures

CONTINGENCIES

Contingent Liabilities Overview

Contingent liabilities arise in the ordinary course of business. Often they are related to lawsuits, arbitration, mediation, and other forms of litigation. Various litigation matters are threatened or pending against FHN and its subsidiaries. Also, FHN at times receives requests for information, subpoenas, or other inquiries from federal, state, and local regulators, from other government authorities, and from other parties concerning various matters relating to FHN’s current or former lines of business. Certain matters of that sort are pending at this time, and FHN is cooperating in those matters. Pending and threatened litigation matters sometimes are resolved in court or before an arbitrator, and sometimes are settled by the parties. Regardless of the manner of resolution, frequently the most significant changes in status of a matter occur over a short time period, often following a lengthy period of little substantive activity. In view of the inherent difficulty of predicting the outcome of these matters, particularly where the claimants seek very large or indeterminate damages, or where the cases present novel legal theories or involve a large number of parties, or where claims or other actions may be possible but have not been brought, FHN cannot reasonably determine what the eventual outcome of the matters will be, what the timing of the ultimate resolution of these matters may be, or what the eventual loss or impact related to each matter may be. FHN establishes a loss contingency liability for a litigation matter when loss is both probable and reasonably estimable as prescribed by applicable financial accounting guidance. If loss for a matter is probable and a range of possible loss outcomes is the best estimate available, accounting guidance requires a liability to be established at the low end of the range.

Based on current knowledge, and after consultation with counsel, management is of the opinion that loss contingencies related to threatened or pending litigation matters should not have a material adverse effect on the consolidated financial condition of FHN, but may be material to FHN’s operating results for any particular reporting period depending, in part, on the results from that period.

Material Loss Contingency Matters

Summary

As used in this Note, "material loss contingency matters" generally fall into at least one of the following categories: (i) FHN has determined material loss to be probable and has established a material loss liability in accordance with applicable financial accounting guidance, other than certain matters reported as having been substantially settled or otherwise substantially resolved; (ii) FHN has determined material loss to be probable but is not reasonably able to estimate an amount or range of material loss liability; or (iii) FHN has determined that material loss is not probable but is reasonably possible, and that the amount or range of that reasonably possible material loss is estimable. As defined in applicable accounting guidance, loss is reasonably possible if there is more than a remote chance of a material loss outcome for FHN. Set forth below are disclosures for certain pending or threatened litigation matters, including all matters mentioned in (i) or (ii) and certain matters mentioned in (iii). In addition, certain other matters, or groups of matters, are discussed relating to FHN's former mortgage origination and servicing businesses. In all litigation matters discussed, unless settled or otherwise resolved, FHN believes it has meritorious defenses and intends to pursue those defenses vigorously.

FHN reassesses the liability for litigation matters each quarter as the matters progress. At December 31, 2016, the aggregate amount of liabilities established for all such loss contingency matters was $28.0 million. These liabilities are separate from those discussed under the heading "Repurchase and Foreclosure Liability" below.

In each material loss contingency matter, except as otherwise noted, there is more than a remote chance that any of the following outcomes will occur: the plaintiff will substantially prevail; the defense will substantially prevail; the plaintiff will prevail in part; or the matter will be settled by the parties. At December 31, 2016, FHN estimates that for all material loss contingency matters, estimable reasonably possible losses in future periods in excess of currently established liabilities could aggregate in a range from zero to approximately $52 million.

As a result of the general uncertainties discussed above and the specific uncertainties discussed for each matter mentioned below, it is possible that the ultimate future loss experienced by FHN for any particular matter may materially exceed the amount, if any, of currently established liability for that matter. That possibility exists both for matters included in the estimated reasonably possible loss (“RPL”) range mentioned above and for matters not included in that range.

Material Matters

FHN, along with multiple co-defendants, is defending lawsuits brought by investors which claim that the offering documents under which certificates relating to First Horizon branded securitizations were sold to them were materially deficient. Two of those matters are material: (1) Federal Deposit Insurance Corporation ("FDIC") as receiver for Colonial Bank, in the U.S. District Court for the Middle District of Alabama (Case No. CV-12-791-WKW-WC); and (2) FDIC as receiver for Colonial Bank, in the U.S. District Court for the Southern District of New York (Case No. 12 Civ. 6166 (LLS)(MHD)). The plaintiff in those suits claims to have purchased (and later sold) certificates in a number of separate securitizations and demands damages and prejudgment interest, among several remedies sought. At year-end 2016 both matters were pending, but in January 2017 the parties settled the Alabama matter. The material loss contingency liability mentioned above includes an amount for the Alabama matter, which had not been paid at year-end. The current RPL estimate for the remaining matter is subject to significant uncertainties regarding: the dollar amounts claimed; the potential remedies that might be available or awarded; the outcome of any settlement discussions; the availability of significantly dispositive defenses; and the incomplete status of the discovery process. FDIC’s claims in the New York matter relate to alleged purchases totaling $83.4 million. Additional information concerning FHN’s former mortgage businesses is provided below in “Obligations from Legacy Mortgage Businesses.”

Underwriters are co-defendants in the FDIC-New York matter and have demanded, under provisions in the applicable underwriting agreements, that FHN indemnify them for their expenses and any losses they may incur. In addition, FHN has received indemnity demands from underwriters in certain other suits as to which investors claim to have purchased certificates in FH proprietary securitizations but as to which FHN has not been named a defendant.

For most pending indemnity claims FHN is unable to estimate an RPL range due to significant uncertainties regarding: claims as to which the claimant specifies no dollar amount; the potential remedies that might be available or awarded; the availability of significantly dispositive defenses such as statutes of limitations or repose; the outcome of potentially dispositive early-stage motions such as motions to dismiss; the incomplete status of the discovery process; the lack of a precise statement of damages; and lack of precedent claims. The alleged purchase prices of the certificates subject to pending indemnification claims, excluding the FDIC-New York matter, total $409.9 million.

FHN is defending a suit filed in January 2017 by the successor to a purchaser of other whole loans sold, ResCap Liquidating Trust, which is pending in the U.S District Court for the District of Minnesota (Case No. 17-CV-194). Plaintiff claims that FHN breached representations and warranties made in the loan sales, which occurred over many years, and that FHN is obligated to indemnify plaintiff for certain losses. The suit seeks make-whole and other damages, indemnification, a declaratory judgment, and other remedies. FHN is unable to estimate an RPL range for this matter due to significant uncertainties regarding, among other things: lack of information about the claims made; the prospects for potentially dispositive early-stage motions; the prospects for significantly dispositive defenses; the scope of potential remedies that might be available or awarded; lack of any discovery; lack of a precise statement of damages; and lack of precedent claims.

FHN has additional potential exposures related to its former mortgage businesses. A few of those matters have become litigation which FHN currently estimates are immaterial, some are non-litigation claims or threats, some are mere subpoenas or other requests for information, and in some areas FHN has no indication of any active or threatened dispute. Some of those matters might eventually result in loan repurchases or make-whole payments and could be included in the repurchase liability discussed below, and some might eventually result in damages or other litigation-oriented liability, but none are included in the material loss contingency liabilities mentioned above or in the RPL range mentioned above. Additional information concerning such exposures is provided below in “Obligations from Legacy Mortgage Businesses.”

Material Gain Contingency Matter

In second quarter 2015 FHN reached an agreement with DOJ and HUD to settle potential claims related to FHN’s underwriting and origination of loans insured by FHA. Under that agreement FHN paid $212.5 million. FHN believes that certain insurance policies, having an aggregate policy limit of $75 million, provide coverage for FHN’s losses and related costs. The insurers have denied and/or reserved rights to deny coverage. FHN has brought suit against the insurers to enforce the policies under Tennessee law. In connection with this litigation the previously recognized expenses associated with the settled matter may be recouped in part. Under applicable financial accounting guidance FHN has determined that although material gain from this litigation is not probable, there is a reasonably possible (more than remote) chance of a material gain outcome for FHN. FHN cannot determine a probable outcome that may result from this matter because of the uncertainty of the potential outcomes of the legal proceedings and also due to significant uncertainties regarding: legal interpretation of the relevant contracts; potential remedies that might be available or awarded; the ultimate effect of counterclaims asserted by the defendants; and incomplete discovery. Additional information concerning FHN’s former mortgage businesses is provided below in “Obligations from Legacy Mortgage Businesses.”

Obligations from Legacy Mortgage Businesses

The loss contingencies mentioned above under “Material Matters” stem from FHN’s former mortgage origination and servicing businesses. FHN retains potential for further exposure, in addition to the matters named, from those former businesses. The following discussion provides context and other information to enhance an understanding of those matters and exposures.

Overview

Prior to September 2008 FHN originated loans through its legacy mortgage business, primarily first lien home loans, with the intention of selling them. Sales typically were effected either as non-recourse whole-loan sales or through non-recourse proprietary securitizations. Conventional conforming single-family residential mortgage loans were sold predominately to two GSEs: Fannie Mae and Freddie Mac. Also, federally insured or guaranteed whole loans were pooled, and payments to investors were guaranteed through Ginnie Mae. Many mortgage loan originations, especially nonconforming mortgage loans, were sold to investors, or certificate-holders, predominantly through FH proprietary securitizations but also, to a lesser extent, through other whole loans sold to private non-Agency purchasers. FHN used only one trustee for all of its FH proprietary securitizations. FHN also originated mortgage loans eligible for FHA insurance or VA guaranty. In addition, FHN originated and sold HELOCs and second lien mortgages through other whole loans sold to private purchasers and, to a lesser extent, through FH proprietary securitizations. Currently, only one FH securitization of HELOCs remains outstanding.

For non-recourse loan sales, FHN has exposure for repurchase of loans, make-whole damages, or other related damages, arising from claims that FHN breached its representations and warranties made at closing to the purchasers, including GSEs, other whole loan purchasers, and the trustee of FH proprietary securitizations.

During the time these legacy activities were conducted, FHN frequently sold mortgage loans “with servicing retained.” As a result, FHN accumulated substantial amounts of MSR on its balance sheet, as well as contractual servicing obligations and related deposits and receivables. FHN conducted a significant servicing business under its First Horizon Home Loans brand.

MI was required by GSE rules for certain of the loans sold to GSEs and was also provided for certain of the loans that were securitized. MI generally was provided for first lien loans sold or securitized having an LTV ratio at origination of greater than 80 percent.

In 2007, market conditions deteriorated to the point where mortgage-backed securitizations no longer could be sold economically; FHN’s last securitization occurred that year. FHN continued selling mortgage loans to GSEs until August 31, 2008, when FHN sold its national mortgage origination and servicing platforms along with a portion of its servicing assets and obligations. FHN contracted to have its remaining servicing obligations sub-serviced. Since the platform sale FHN has sold substantially all remaining servicing assets and obligations.

Certain mortgage-related terms used in this “Contingencies” section are defined in “Mortgage-Related Glossary” at the end of this Overview.

Repurchase and Make-Whole Obligations

Starting in 2009, FHN received a high number of claims either to repurchase loans from the purchaser or to pay the purchaser to “make them whole” for economic losses incurred. These claims have been driven primarily by loan delinquencies. In repurchase or make-whole claims a loan purchaser typically asserts that specified loans violated representations and warranties FHN made when the loans were sold. A significant majority of claims received overall have come from GSEs, and the remainder are from purchasers of other whole loan sales. FHN has not received a loan repurchase or make-whole claim from the FH proprietary securitization trustee.

Generally, FHN reviews each claim and MI cancellation notice individually. FHN’s responses include appeal, provide additional information, deny the claim (rescission), repurchase the loan or remit a make-whole payment, or reflect cancellation of MI.

After several years resolving repurchase and make-whole claims with each GSE on a loan-by-loan basis, in 2013 and 2014 FHN entered into DRAs with the GSEs, resolving at once a large fraction of potential claims. Starting in 2014, the overall number of such claims diminished substantially, primarily as a result of the DRAs. Each DRA resolved obligations associated with loans originated from 2000 to 2008, but certain obligations and loans were excluded. Under each DRA, FHN remains responsible for repurchase obligations related to certain excluded defects (such as title defects and violations of the GSE's Charter Act) and FHN continues to have loan repurchase or monetary compensation obligations under the DRAs related to private mortgage insurance rescissions, cancellations, and denials (with certain exceptions). FHN also has exposure related to loans where there has been a prior bulk sale of servicing, as well as certain other whole-loan sales. With respect to loans where there has been a prior bulk sale of servicing, FHN is not responsible for MI cancellations and denials to the extent attributable to the acts of the current servicer.

While large portions of repurchase claims from the GSEs were settled with the DRAs, large-scale settlement of repurchase, make-whole, and indemnity claims with non-Agency claimants is not practical. Those claims are resolved case by case or, occasionally, with less-comprehensive settlements. In second quarter 2016, in the largest such settlement to date, FHN settled certain claims which reduced the repurchase and foreclosure liability and resulted in a reversal of certain prior provision expense. Such claims that are not resolved by the parties can, and sometimes have, become litigation.

FH Proprietary Securitization Actions

FHN has potential financial exposure from FH proprietary securitizations outside of the repurchase/make-whole process. Several investors in certificates sued FHN and others starting in 2009, and several underwriters or other counterparties have demanded that FHN indemnify and defend them in securitization lawsuits. The pending suits generally assert that disclosures made to investors in the offering and sale of certificates were legally deficient.

Servicing Obligations

FHN’s national servicing business was sold as part of the platform sale in 2008. A significant amount of MSR was sold at that time, and a significant amount was retained. The related servicing activities, including foreclosure and loss mitigation practices, not sold in 2008 were outsourced through a three-year subservicing arrangement (the “2008 subservicing agreement”) with the platform buyer (the “2008 subservicer”). The 2008 subservicing agreement expired in 2011 when FHN entered into a replacement agreement with a new subservicer (the “2011 subservicer”). In fourth quarter 2013, FHN contracted to sell a substantial majority of its remaining servicing obligations and servicing assets (including advances) to the 2011 subservicer. The servicing was transferred to the buyer in stages, and was substantially completed in first quarter 2014. The servicing still retained by FHN continues to be subserviced.

As servicer, FHN had contractual obligations to the owners of the loans (primarily GSEs) and securitization trustees, to handle billing, custodial, and other tasks related to each loan. Each subservicer undertook to perform those obligations on FHN’s behalf during the applicable subservicing period, although FHN legally remained the servicer of record for those loans that were subserviced.

The 2008 subservicer has been subject to a consent decree, and entered into a settlement agreement with regulators related to alleged deficiencies in servicing and foreclosure practices. The 2008 subservicer has made demands of FHN, under the 2008 subservicing agreement, to pay certain resulting costs and damages totaling $43.5 million. FHN disagrees with those demands and has made no payments. This disagreement has the potential to result in litigation and, in any such future litigation, the claim against FHN may be substantial.

A certificate holder has contacted FHN, threatening to make claims based on alleged deficiencies in servicing loans held in certain FH proprietary securitization trusts. The holder has sued the FH securitization trustee, but (to date) has not sued FHN. FHN cannot predict how this inquiry, or the trustee suit, will proceed nor whether any claim or suit, if made or brought against FHN, will be material to FHN.

Origination Data

From 2005 through 2008, FHN originated and sold $69.5 billion of mortgage loans to the Agencies. This includes $57.6 billion of loans sold to GSEs and $11.9 billion of loans guaranteed by Ginnie Mae. Although FHN conducted these businesses before 2005, GSE loans originated in 2005 through 2008 account for a substantial majority of all repurchase requests/make-whole claims received since the 2008 platform sale.

From 2005 through 2007, $26.7 billion of mortgage loans were included in FH proprietary securitizations.

Mortgage-Related Glossary

Agencies	the two GSEs and Ginnie Mae	HELOC	home equity line of credit
certificates	securities sold to investors representing interests in mortgage loan securitizations	HUD	Dept. of Housing and Urban Development
DOJ	U.S. Department of Justice	LTV	loan-to-value, a ratio of the loan amount divided by the home value
DRA	definitive resolution agreement with a GSE	MI	private mortgage insurance, insuring against borrower payment default
Fannie Mae, Fannie, FNMA	Federal National Mortgage Association	MSR	mortgage servicing rights
FH proprietary securitization	securitization of mortgages sponsored by FHN under its First Horizon brand	nonconforming loans	loans that did not conform to Agency program requirements
FHA	Federal Housing Administration	other whole loans sold	mortgage loans sold to private, non-Agency purchasers
Freddie Mac, Freddie, FHLMC	Federal Home Loan Mortgage Corporation	2008 platform sale, platform sale, 2008 sale	FHN's sale of its national mortgage origination and servicing platforms in 2008
Ginnie Mae, Ginnie, GNMA	Government National Mortgage Association	pipeline or active pipeline	pipeline of mortgage repurchase, make-whole, & certain related claims against FHN
GSEs	Fannie Mae and Freddie Mac	VA	Veterans Administration

Repurchase and Foreclosure Liability

The repurchase and foreclosure liability is comprised of reserves to cover estimated loss content in the active pipeline, estimated future inflows, as well as estimated loss content related to certain known claims not currently included in the active pipeline. FHN compares the estimated probable incurred losses determined under the applicable loss estimation approaches for the respective periods with current reserve levels. Changes in the estimated required liability levels are recorded as necessary through the repurchase and foreclosure provision.

Based on currently available information and experience to date, FHN has evaluated its loan repurchase, make-whole, and certain related exposures and has accrued for losses of $66.0 million and $115.6 million as of December 31, 2016 and 2015, respectively, including a smaller amount related to equity-lending junior lien loan sales. Accrued liabilities for FHN’s estimate of these obligations are reflected in Other liabilities on the Consolidated Statements of Condition. Charges/expense reversals to increase/decrease the liability are included within Repurchase and foreclosure provision on the Consolidated Statements of Income. The estimates are based upon currently available information and fact patterns that exist as of the balance sheet dates and could be subject to future changes. Changes to any one of these factors could significantly impact the estimate of FHN's liability.

Government-Backed Mortgage Lending Programs

FHN’s FHA and VA program lending was substantial prior to the 2008 platform sale, and has continued at a much lower level since then. As lender, FHN made certain representations and warranties as to the compliance of the loans with program requirements. Over the past several years, most recently in first quarter 2015, FHN occasionally has recognized significant losses associated with settling claims and potential claims by government agencies, and by private parties asserting claims on behalf of agencies, related to these origination activities. At December 31, 2016, FHN had not accrued a liability for any matter related to these government lending programs, and no pending or known threatened matter related to these programs represented a material loss contingency described above.

Other FHN Mortgage Exposures

At December 31, 2016, FHN had not accrued a liability for exposure for repurchase of first-lien loans related to FH proprietary securitizations arising from claims from the trustee that FHN breached its representations and warranties in FH proprietary securitizations at closing. FHN’s trustee is a defendant in lawsuits in which the plaintiffs have asserted that the trustee has duties to review loans and otherwise to act against FHN outside of the duties specified in the applicable trust documents; FHN is not a defendant and is not able to assess what, if any, exposure FHN may have as a result of them.

FHN is defending, directly or as indemnitor, certain pending lawsuits brought by purchasers of certificates in FH proprietary securitizations or their assignees. FHN believes a new lawsuit based on federal securities claims that offering disclosures were deficient cannot be brought at this time due to the running of applicable limitation periods, but other investor claims, based on other legal theories, might still be possible. Due to sales of MSR starting in 2008, FHN has limited visibility into current loan information such as principal payoffs, refinance activity, delinquency trends, and loan modification activity.

Many non-GSE purchasers of whole loans from FHN included those loans in their own securitizations. Regarding such other whole loans sold, FHN made representations and warranties concerning the loans and provided indemnity covenants to the purchaser/securitizer. Typically the purchaser/securitizer assigned key contractual rights against FHN to the securitization trustee. As mentioned above, repurchase, make-whole, indemnity, and other monetary claims related to specific loans are included in the active pipeline and repurchase reserve. In addition, currently the following categories of actions are pending which involve FHN and other whole loans sold: (i) FHN has received indemnification requests from purchasers of loans or their assignees in cases where FHN is not a defendant; (ii) FHN has received subpoenas seeking loan reviews in cases where FHN is not a defendant; (iii) FHN has received repurchase demands from purchasers or their assignees; and (iv) FHN is a defendant in legal actions involving FHN-originated other whole loans sold. At December 31, 2016, FHN’s repurchase and foreclosure liability considered certain known exposures from other whole loans sold.

Certain government entities have subpoenaed information from FHN and others. These entities include the FDIC (on behalf of certain failed banks) and the FHLBs of San Francisco, Atlanta, and Seattle, among others. These entities purport to act on behalf of several purchasers of FH proprietary securitizations, and of non-FH securitizations which included other whole loans sold. Collectively, the subpoenas seek information concerning: a number of FH proprietary securitizations and/or underlying loan originations; and originations of certain other whole loans sold which, in many cases, were included by the purchaser in its own securitizations. Some subpoenas fail to identify the specific investments made or loans at issue. Moreover, FHN has limited information regarding at least some of the loans under review. Unless and until a review (if related to specific loans) becomes an identifiable repurchase claim, the associated loans are not considered part of the active pipeline.

OTHER DISCLOSURES

Visa Matters

FHN is a member of the Visa USA network. In October 2007, the Visa organization of affiliated entities completed a series of global restructuring transactions to combine its affiliated operating companies, including Visa USA, under a single holding company, Visa Inc. (“Visa”). Upon completion of the reorganization, the members of the Visa USA network remained contingently liable for certain Visa litigation matters (the "Covered Litigation"). Based on its proportionate membership share of Visa USA, FHN recognized a contingent liability in fourth quarter 2007 related to this contingent obligation. In March 2008, Visa completed its initial public offering (“IPO”) and funded an escrow account from its IPO proceeds to be used to make payments related to the Visa litigation matters. FHN received approximately 2.4 million Class B shares in conjunction with Visa’s IPO.

Conversion of these shares into Class A shares of Visa is prohibited until the final resolution of the covered litigation. In conjunction with the prior sales of Visa Class B shares in December 2010 and September 2011, FHN and the purchasers entered into derivative transactions whereby FHN will make, or receive, cash payments whenever the conversion ratio of the Visa Class B shares into Visa Class A shares is adjusted. The conversion ratio is adjusted when Visa deposits funds into the escrow account to cover certain litigation. As of December 31, 2016 and 2015, the derivative liabilities were $6.2 million and $4.8 million, respectively.

In July 2012, Visa and MasterCard announced a joint settlement (the "Settlement") related to the Payment Card Interchange matter, one of the Covered Litigation matters. Based on the amount of the Settlement attributable to Visa and an assessment of FHN's contingent liability accrued for Visa litigation matters, the Settlement did not have a material impact on FHN. The Settlement was vacated upon appeal in June 2016. Accordingly, the outcome of this matter remains uncertain. Additionally, other Covered Litigation matters are also pending judicial resolution, including new matters filed by class members who opted out of the Settlement. So long as any Covered Litigation matter remains pending, FHN's ability to transfer its Visa holdings is restricted, with limited exceptions.

FHN now holds approximately 1.1 million Visa Class B shares. FHN’s Visa shares are not considered to be marketable and therefore are included in the Consolidated Statements of Condition at their historical cost of $0. As of December 31, 2016, the conversion ratio is 165 percent reflecting a Visa stock split in March 2015, and the contingent liability is $.8 million. Future funding of the escrow would dilute this conversion ratio by an amount that is not determinable at present. Based on the closing price on December 31, 2016, assuming conversion into Class A shares at the current conversion ratio, FHN’s Visa holdings would have a value of approximately $143 million. Recognition of this value is dependent upon the final resolution of the remainder of Visa’s Covered Litigation matters without further reduction of the conversion ratio.

Indemnification Agreements and Guarantees

In the ordinary course of business, FHN enters into indemnification agreements for legal proceedings against its directors and officers and standard representations and warranties for underwriting agreements, merger and acquisition agreements, loan sales, contractual commitments, and various other business transactions or arrangements. The extent of FHN’s obligations under these agreements depends upon the occurrence of future events; therefore, it is not possible to estimate a maximum potential amount of payouts that could be required with such agreements.